UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): September 25, 2007


                          LEUCADIA NATIONAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    NEW YORK
                 (State or Other Jurisdiction of Incorporation)


         1-5721                                           13-2615557
(Commission File Number)                       (IRS Employer Identification No.)


                 315 PARK AVENUE SOUTH, NEW YORK, NEW YORK 10010
               (Address of Principal Executive Offices) (Zip Code)


                                  212-460-1900
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.


Sale of Senior Notes and Common Shares
--------------------------------------


As previously disclosed, Leucadia National Corporation (the "Company") entered into definitive underwriting agreements to sell $500,000,000 aggregate principal amount of its 8-1/8% Senior Notes due 2015 (the "Senior Notes") and 5,500,000 of its common shares in offerings under the Company's automatic shelf registration statement on Form S-3 (No. 333-145668) filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, on August 24, 2007. A copy of the Underwriting Agreements were filed as Exhibits 1.1 and 1.2 to the Form 8-K filed on September 21, 2007. The closing of the transactions pursuant to the underwriting agreements occurred on September 25, 2007.


Indenture
---------


On September 25, 2007, the Company entered into an indenture (the "Indenture") with The Bank of New York, as trustee, in connection with the Company's issuance of $500,000,000 aggregate principal amount of the Company's 8-1/8% Senior Notes due 2015. The Indenture and those terms incorporated by reference therein set forth the terms of the Senior Notes and the obligations of the Company thereunder. The following is a brief description of the material terms of the Senior Notes and the Indenture. This summary is qualified in its entirety by reference to the complete text of the Indenture, a copy of which is filed as
Exhibit 4.1 to this Form 8-K.

The Senior Notes are senior unsecured obligations of the Company, ranking equal in right of payment with all other existing and future senior unsecured indebtedness of the Company, and senior in right to all of the Company's existing and future subordinated indebtedness. The Senior Notes will mature on September 15, 2015. Interest on the Senior Notes will be payable on March 15 and September 15 of each year, beginning on March 15, 2008. The Senior Notes are not subject to redemption prior to their maturity.

If the Company experiences a change of control, as defined in the Indenture, each holder of the Senior Notes will have the right to sell to the Company all or a portion of such holder's Senior Notes at 101% of their principal amount, plus accrued but unpaid interest, if any, to the date of repurchase.

The Indenture governing the Senior Notes contains covenants that, among other things, limit the Company's and certain of its subsidiaries' ability to incur additional indebtedness, incur liens, enter into sale and lease-back transactions, enter into transactions with affiliates and consummate certain mergers. These covenants are subject to a number of important exceptions described in the Indenture.


Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.


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The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.


Item 9.01(d).  Exhibits.

Exhibit No.             Description

4.1 Indenture, dated as of September 25, 2007, between Leucadia National Corporation and The Bank of New York, as trustee (includes form of global note).


















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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 26, 2007
                                            LEUCADIA NATIONAL CORPORATION


                                            /s/ Barbara L. Lowenthal
                                            ------------------------------------
                                            Name:    Barbara L. Lowenthal
                                            Title:   Vice President



















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



                                  EXHIBIT INDEX

4.1 Indenture, dated as of September 25, 2007, between Leucadia National Corporation and The Bank of New York, as trustee (includes form of global note).





























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